UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 2, 2003



                              ELIZABETH ARDEN, INC.
             (Exact name of registrant as specified in its charter)


             Florida                    1-6370              59-0914138
 (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)



        14100 N.W. 60th Avenue, Miami Lakes, Florida                33014
          (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code:   (305) 818-8000




         _______________________________________________________________
          (Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1   Press Release dated October 2, 2003.


Item 9.  Regulation FD Disclosure.

      On October 2, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to announce that on that day it filed with the Securities and Exchange Commission a preliminary prospectus supplement to its existing shelf registration statement relating to a proposed underwritten public offering of 4,000,000 shares of its common stock. The common stock proposed to be offered will consist of 2,666,667 shares offered by the Company and 1,333,333 shares offered by a selling shareholder, Unilever.

      In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      A copy of the press release is attached to this Form 8-K as Exhibit
99.1.




                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELIZABETH ARDEN, INC.

Date:  October 2, 2003                  /s/ Stephen J. Smith
       ---------------                  --------------------
                                        Stephen J. Smith
                                        Executive Vice President and
                                        Chief Financial Officer




                                   EXHIBIT INDEX


Exhibit Number                          Description
--------------    -----------------------------------------------------------
99.1              Elizabeth Arden, Inc. Press Release dated October 2, 2003.